                                                                    EXHIBIT 10.1

                         TRANSFER AND LICENSE AGREEMENT

                           entered into by and between

                                  OCTOPLUS N.V.

                                  CHIENNA B.V.

                                   ISOTIS INC.

                                       and

                                   ISOTIS N.V.

                               LOYENS & LOEFF N.V.
                                REF. #1027075-V8A

                                  24 APRIL 2007

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TABLE OF CONTENTS

1.  DEFINITIONS AND INTERPRETATION.........................................................           4

2.  TERMINATION ACLA.......................................................................           5

3.  TRANSFER AND ASSIGNMENT................................................................           6

4.  LICENSES FOR ISOTIS....................................................................           7

5.  OBLIGATIONS OF ISOTIS..................................................................           9

6.  OBLIGATIONS OF OCTOPLUS................................................................          10

7.  CONSIDERATION..........................................................................          11

8.  REPRESENTATIONS AND WARRANTIES.........................................................          12

9.  CONFIDENTIALITY........................................................................          14

10. PENALTY ON MATERIAL BREACH.............................................................          14

11. TERM AND TERMINATION...................................................................          14

12. TRANSFER OF ISOTIS LICENSE RIGHTS......................................................          15

13. INDEMNITY..............................................................................          15

14. MISCELLANEOUS..........................................................................          17

15. APPLICABLE LAW / JURISDICTION..........................................................          18

Annexes

Annex 1.1  Definitions
Annex 2.4  License granted under the ISOTIS-Patents
Annex 3.1  PolyActive Rights B
Annex 3.2  PolyActive Rights A
Annex 3.3  PolyActive Name and Trademarks
Annex 5.5 Amended and Restated Supply Agreement between IsoTis and Chienna Annex 5.6 Production Equipment

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THE UNDERSIGNED:

      1. the limited liability company OCTOPLUS N.V., incorporated under the laws of the Netherlands, having its registered offices at Zernikedreef 12 (2333 CL) Leiden, the Netherlands, hereinafter:
            "OctoPlus", duly represented herein by Joost J.M. Holthuis and Hans C.H.L. Pauli, its statutory directors (statutair directeuren);

      2. the limited liability company CHIENNA B.V., incorporated under the laws of the Netherlands, having its corporate seat in Bilthoven and its registered offices at Zernikedreef 12 (2333 CL) Leiden, the Netherlands, hereinafter: "Chienna", duly represented herein by Joost J.M. Holthuis and Hans C.H.L. Pauli;

      3. the company under foreign law ISOTIS INC., incorporated under the laws of Delaware, United States of America, having its principal office at 2 Goodyear Irvine, California, United Stares of America, hereinafter "IsoTis Inc.", duly represented herein by its officers Pieter Wolters and Rob Morocco;

      and

      4. the limited liability company ISOTIS N.V. incorporated under the laws of the Netherlands, having its corporate seat in Amsterdam and its registered offices at Professor Bronkhorstlaan 10 D (3723 MB) Bilthoven hereinafter: "IsoTis N.V.", duly represented herein by IsoTis SA, its director.

(OctoPlus, Chienna, IsoTis and IsoTis N.V. jointly referred to hereinafter as the "PARTIES" and each individually as a "PARTY").

WHEREAS:

A.    IsoTis Inc. and IsoTis N.V. (collectively hereinafter referred to as:
      "IsoTis") are companies specialized in developing and manufacturing techniques and products relating to, inter alia, tissue regeneration.

B. Pursuant to the share purchase agreement dated 6 May 2003 (the "SPA") between IsoTis N.V. as the seller and OctoShare B.V. (currently a 100% subsidiary of OctoPlus) as the buyer, OctoShare B.V. acquired 91.46 % of the shares in the capital of Chienna B.V. ("CHIENNA"), a biotech company, specialized in developing and manufacturing techniques and products relating to drug delivery. On 1 September 2006, OctoPlus acquired all remaining shares in the capital of Chienna.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C. On 6 May 2003, IsoTis N.V. and Chienna entered into the Amended and Restated License Assignment and Cross License Agreement (the "ACLA"), pursuant to which IsoTis N.V. transferred and assigned all rights, title and interest in the CHIENNA-Patents (as defined and listed in Annex I(A) to the ACLA) to Chienna and IsoTis N.V. was granted an exclusive, royalty-free, world wide license with the right to grant sub-licenses under the CHIENNA-Patents and all future patent and patent applications related to the CHIENNA-Patents for uses set forth in the ACLA. Furthermore, Chienna granted to IsoTis N.V. the right of first refusal to be granted an exclusive, world-wide license with the right to grant sub-licenses under all future patents and patent applications that will accrue to Chienna within three years after the effective date of the ACLA, being 6 May 2003.

D. In connection with the acquisitions of IsoTis N.V.'s shares in the capital of Chienna by OctoShare B.V. as laid down in the SPA, Chienna has granted to IsoTis N.V. an exclusive, royalty-free, world-wide license with a right to grant sub-licenses under the CHIENNA-Patents and all future patents and patent applications related to the Orthopedic Field.

E. Pursuant to the ACLA, Chienna is entitled to a royalty-free exclusive license with the right to grant sub-licenses under the ISOTIS-Patents (as defined and listed in Annex I(B) to the ACLA) and all future patent and patent applications related to the ISOTIS-Patents for uses set forth in the ACLA. Chienna is furthermore entitled to the right of first refusal to be granted an exclusive, world-wide license with the right to grant sub-licenses under all future patents and patent applications that will accrue to IsoTis N.V. within three years after the effective date of the ACLA, being 6 May 2003.

F. During the term of the ACLA, the CHIENNA-Patents and the ISOTIS-Patents have been partly abandoned and/or transferred. The patents previously referred to as CHIENNA-Patents are hereinafter referred to as PolyActive Rights B. The patents previously referred to as ISOTIS-Patents are hereinafter referred to as PolyActive Rights A.

G. By means of this Transfer and License Agreement (the "AGREEMENT"), Parties are prepared to terminate the ACLA under the terms and conditions as set out below.

NOW THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.    DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, save where the context otherwise requires or the Agreement otherwise provides, capitalized words and expressions shall have the meanings given to them in ANNEX 1.1.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2   References to any time of the day are to the time in the Netherlands
      (CET).

1.3 Headings are inserted for convenience only and shall not affect the interpretation or construction of this Agreement.

1.4 All Annexes, Schedules and any other attachments to this Agreement shall form an integral part thereof and shall have the same force and effect as any other provisions of this Agreement.

2.    TERMINATION ACLA

2.1 As of the Effective Date, Chienna and IsoTis N.V. terminate the ACLA and agree to the terms and conditions set forth in this Agreement.

2.2 As of the Effective Date, pursuant to Article 2.1, the Parties acknowledge that IsoTis' licenses with the right to grant sub-licenses under the CHIENNA-Patents (article 3.1 and 3.2 ACLA) are terminated. This termination shall have no bearing on any abandonment and/or transfer of CHIENNA-Patents that occurred prior to the Effective Date.

2.3 If and in as far as IsoTis has granted sub-licenses under the CHIENNA-Patents, OctoPlus will take over the position of IsoTis as (sub-)licensor vis-a-vis the sub-licensee. Such substitution shall be effected by way of substitution of contract (contractsoverneming) in accordance with the applicable requirements of Dutch law (including but not limited to section 6:159 of the Dutch Civil Code). If and in as far as a sub-licensee will not cooperate to such substitution of contract, IsoTis N.V. remains the licensor vis-a-vis the sub-licensee, acting for and on behalf of OctoPlus.

2.4 In as far as IsoTis has granted licenses under the ISOTIS-Patents, other than pursuant to the Amended and Restated Assignment and Cross License Agreement dated 6 May 2003, (see ANNEX 2.4), OctoPlus will take over the position of IsoTis as licensor vis-a-vis the licensee. Such substitution shall be effected by way of substitution of contract (contractsoverneming) in accordance with the applicable requirements of Dutch law (including but not limited to section 6:159 of the Dutch Civil Code). If and in as far as a licensee will not cooperate to such substitution of contract, IsoTis N.V. remains the licensor vis-a-vis the licensee, acting for and on behalf of OctoPlus.

2.5 As of the Effective Date, pursuant to Article 2.1, the Parties acknowledge that the right of first refusal granted to IsoTis to be granted an exclusive, world-wide license, with the right to grant sub-licenses, under all future patents and patent applications that will accrue to

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      Chienna within three (3) years after the effective date of the ACLA, and accompanying technical information, for the making, using, selling, developing etc. of materials intended for use as a medical device, not containing a biologically active agent (article 3.5 ACLA) is terminated.

2.6 As of the Effective Date, pursuant to Article 2.1, the Parties acknowledge that Chienna's license with the right to grant sub-licenses under the ISOTIS-Patents (article 2.1 ACLA) is terminated.

2.7 As of the Effective Date, pursuant to Article 2.1, the Parties acknowledge that the right of first refusal granted to Chienna to be granted an exclusive, world-wide license, with the right to grant sub-licenses, under all future patents and patent applications that will accrue to IsoTis within three (3) years after the effective date of the ACLA, and accompanying technical information, for the making, using, selling, developing etc. of materials comprising a biologically active agent intended for release in vivo (article 2.3 ACLA) is terminated.

3.    TRANSFER AND ASSIGNMENT

3.1 As of the Effective Date, IsoTis N.V. transfers and assigns to OctoPlus, and OctoPlus accepts such transfer and assignment, any and all rights, title and interest in the PolyActive Rights B, defined and listed in ANNEX
      3.1. Any and all costs directly arising from the transfer of the PolyActive Rights B to OctoPlus will be for the account of OctoPlus.

3.2 As of the Effective Date, IsoTis N.V. transfers (i) all rights, title and interest in intellectual property rights for which no applications have yet been filed and all patent and trademark applications regarding the PolyActive Rights A, defined and listed in ANNEX 3.2, and (ii) all rights, title and interest in intellectual property rights for which no applications have yet been filed and all patent and trademark applications regarding the PolyActive Rights B (together: "FUTURE IP") to OctoPlus.

3.3 As of the Effective Date, IsoTis N.V. transfers and assigns the PolyActive Name and Trademarks as defined and listed in ANNEX 3.3 to OctoPlus.

3.4 IsoTis N.V. hereby gives an irrevocable power of attorney to OctoPlus to make, do or execute all documents, acts, matters or writings which OctoPlus deems necessary or desirable to give full effect to the provisions of this transfer and assignment. For that purpose, this Agreement or extracts thereof may be registered with the relevant trademark, patent or other office(s) for the registration of intellectual property rights.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5 For the event that for any part of any of the PolyActive Rights B and/or the Future IP this Agreement would not fully constitute full transfer and assignment of any and all rights, title and interest, and additional requirements would be necessary to that effect, IsoTis N.V. hereby grants to OctoPlus, and OctoPlus hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive license to use and exploit such PolyActive Rights B and Future IP as of the Effective Date until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

3.6 For the event that for any part of any of the PolyActive Name and Trademarks this Agreement would not fully constitute full transfer and assignment of any and all rights, title and interest, and additional requirements would be necessary to that effect, IsoTis N.V. hereby grants to OctoPlus, and OctoPlus hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive license to use and exploit such PolyActive Name and Trademarks as of the Effective Date until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

4.    LICENSES FOR ISOTIS

IsoTis Licenses B and AB

4.1 Subject to the terms and conditions of this Agreement and for the term of this Agreement, OctoPlus grants to IsoTis and IsoTis accepts, as from the Effective Date, an exclusive, unlimited, world-wide, perpetual, royalty-free license, with the right to grant sub-licenses to make, use, sell, market and develop any PolyActive Rights B relating to osseouschondral and/or osteochondral plugs, fillers, cement restrictors, or the like, including but not limited to SynPlug(TM) ("ISOTIS LICENSE B").

4.2 Subject to the terms and conditions of this Agreement and for the term of this Agreement, OctoPlus grants to IsoTis and IsoTis accepts, as from the Effective Date, an exclusive, unlimited, world-wide, perpetual, royalty-free license, with the right to grant sub-licenses to make, use, sell, market and develop any PolyActive Rights A and/or PolyActive Rights B related to the use of the PolyActive Technology in a medical device to be used to measure and/or monitor blood glucose ("ISOTIS LICENSE AB").

4.3 The exclusivity mentioned in Article 4.1 and Article 4.2 means that OctoPlus undertakes neither to grant any other license to third parties to use the PolyActive Rights B related to osseouschondral and/or osteochondral plugs, fillers, cement restrictors, or the like. (e.g., SynPlug(TM), etc.) ("ISOTIS LICENSE B RIGHTS") and/or the use of the PolyActive Technology in a medical device to be used to measure and/or monitor blood glucose ("ISOTIS LICENSE AB RIGHTS"), nor to use these rights itself, for the same materials as specified in Article 4.1 or
      Article 4.2 respectively. IsoTis acknowledges and accepts that OctoPlus is and will remain

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      entitled to unrestrictedly use and (sub-)license PolyActive Rights A, PolyActive Rights B and PolyActive Technology for any and all PolyActive Rights B materials not directly relating to those specified in Article 4.1, and the PolyActive Technology not related to the use in a medical device to measure and/or monitor blood glucose.

Right of first refusal

4.4 Subject to the terms and conditions of this Agreement, OctoPlus furthermore hereby grants to IsoTis, and IsoTis hereby accepts, the right of first refusal to be granted a license under all future patents and patent applications in connection with the PolyActive Technology for the non-exclusive use by IsoTis of the PolyActive Technology in the Orthopedic Field and/or for use as a medical device not containing a biological active agent(s). Such right will be subject to a royalty to be negotiated.

4.5 With regard to IsoTis' right to grant sub-licenses as referred to in Articles 4.1, 4.2 and 4.4 IsoTis agrees and guarantees that it shall bind any sub-licensees, and warrants their compliance, to at least the same obligations which exist for IsoTis under this Agreement.

4.6 The Parties agree to execute such formal documents as may be required for the purpose of registering the abovementioned licenses in the relevant countries.

4.7 For the duration of licenses granted in Articles 4.1, 4.2 and 4.4, IsoTis shall have full access to, and the right to use, any and all technical information available to OctoPlus during the term of this Agreement, directly relating to the licensed rights (including but not limited to descriptions of manufacturing processes, recipes, formulae, R&D reports and test reports), reasonably necessary or desirable to enable IsoTis to exercise licenses granted under the Articles 4.1, 4.2 and 4.4. IsoTis acknowledges and agrees that such technical information is Confidential Information within the meaning of Article 9.1, and that it shall only use such technical information to exercise its licenses granted under Articles 4.1, 4.2 and 4.4.

OctoPlus' rights

4.8 OctoPlus may freely transfer any of the PolyActive Rights B to a third party, provided that the license rights granted to IsoTis in Article 4.1,
      4.2 and 4.4 are respected and maintained by such third party. Furthermore, OctoPlus may freely abandon or allow to lapse any of the PolyActive Rights B, irrespective of the license rights granted to IsoTis pursuant to Articles 4.1, 4.2 and 4.4, but OctoPlus must provide reasonable written notice to IsoTis so as to allow IsoTis to pick up the maintenance and/or prosecution of such PolyActive Rights B.

4.9   OctoPlus reserves the right to:

      (a) use the IsoTis License B Rights, the IsoTis License AB Rights and the PolyActive Technology for educational and research purposes, as long as it is agreed to by IsoTis in writing, such agreement not to be unreasonably withheld;

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      (b) publish or otherwise disseminate any information about the IsoTis License B Rights, IsoTis License AB Rights and the PolyActive Technology, for as long as such publication or dissemination does not undermine any of IsoTis' rights under this Agreement, as long as it is agreed to by IsoTis in writing, such agreement not to be unreasonably withheld; and

      (c) allow other non-profit institutions to use the IsoTis License B Rights, IsoTis License AB Rights and the PolyActive Technology for educational and non-commercial research purposes in their facilities, as agreed to by IsoTis in writing, such agreement not to be unreasonably withheld.

IsoTis IP

4.10 All intellectual property rights developed under the licenses granted to IsoTis pursuant to this Agreement shall vest in IsoTis, but only to the extent that they are directly related to the specific fields of attention specified in Article 4.1, 4.2 and 4.4 ("ISOTIS IP"). To the extent that the IsoTis IP covers any other fields of attention than those specified in
      Article 4.1, 4.2 and 4.4, OctoPlus is hereby granted an exclusive, unlimited, world-wide, perpetual, royalty-free license, with the right to grant sub-licenses, to use the IsoTis IP in these other fields. The Parties acknowledge that the IsoTis IP shall in no event impede the pharmaceutical development services, drug delivery technologies and/or product development activities of OctoPlus.

5.    OBLIGATIONS OF ISOTIS

5.1 IsoTis recognizes that the name, logo and marks of OctoPlus represent valuable assets of those entities and that substantial recognition and goodwill are associated with such assets. IsoTis hereby agrees that neither it nor any of its direct or indirect group companies shall use the name, logo, or marks of OctoPlus, without the prior written authorization of OctoPlus.

Device Master File

5.2 IsoTis ensures that at the Effective Date the Device Master File is up-to-date. IsoTis ensures that all future relevant data will be submitted on a timely basis in order to maintain the Device Master File.

5.3 IsoTis furthermore ensures OctoPlus' uninterrupted reasonable access to the Device Master File.

5.4 IsoTis undertakes not to disclose the contents of the Device Master File to any third party without OctoPlus' prior consent, save for any governmental agencies, any parties that are involved in the manufacturing of PolyActive on behalf of IsoTis, any parties that are involved in the manufacture, sales, and development of materials and/or products related to IsoTis License B and IsoTis License AB. At OctoPlus' request, IsoTis shall disclose the identity of any party having access to the Device Master File.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Supply of PolyActive

5.5 IsoTis shall ensure uninterrupted supply of PolyActive through its own Production Equipment, or through a third party supplier in accordance with the articles 1 through 9 and 12 of the Amended and Restated Supply Agreement between IsoTis and Chienna dated 6 May 2003, attached as ANNEX 5.5.

5.6 In the event IsoTis wishes to sell the Production Equipment to a third party, IsoTis shall offer the Production Equipment (ANNEX 5.6) first to OctoPlus for ****, ****. If OctoPlus decides not to acquire the Production Equipment, IsoTis shall ensure uninterrupted supply of PolyActive by the third party supplier under the terms and conditions as is currently the case. If OctoPlus decides to purchase the Production Equipment, it shall also receive the Device Master File for ****.

5.7 In the event the Production Equipment is sold to a third party, IsoTis shall stipulate in the transfer agreement with the third party, (i) that IsoTis maintains ownership of the Device Master File, and shall maintain such Device Master File in good order. And (ii) failure to maintain the Device Master File will allow OctoPlus to acquire the Production Equipment for ****, ****.

5.8 IsoTis shall not provide PolyActive to any third party, outside the scope of IsoTis License B and IsoTis License AB, save with the prior consent of OctoPlus, and shall ensure that the third party who has acquired the Production Equipment shall not do so either. IsoTis shall be fully responsible for the correct performance of the prohibition to provide PolyActive to any third party outside the scope of IsoTis License B and IsoTis License AB by a party who has acquired the Production Equipment. In case of any breach in the performance of this Article 5.8, IsoTis agrees to pay to OctoPlus an immediately payable, non-reducible and non-offsetable penalty of **** (****).

6.    OBLIGATIONS OF OCTOPLUS

6.1 Notwithstanding the provision of Article 4.8, OctoPlus shall not make any substantial amendments to the specification, description and/or claims of any of the IsoTis License B Rights and/or IsoTis License AB Rights that might affect IsoTis' rights under this Agreement, without IsoTis' consent, which shall not unreasonably be withheld.

6.2 In connection with the obligations referred to in Article 6.1, OctoPlus shall keep transparent maintenance-files and -records regarding the IsoTis License B Rights and IsoTis License AB Rights. IsoTis shall be entitled to, once a quarter of a year, inspect these maintenance-files

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      and records of OctoPlus in respect of which the Parties shall provide each other with full assistance and cooperation.

6.3 Within **** of the Effective Date, OctoPlus shall pay IsoTis any and all outstanding amounts owed to IsoTis (if any) arising from OctoPlus' and/or Chienna's obligations under the terms and conditions of the ACLA (e.g. royalty and milestone payments owed to IsoTis). The Parties acknowledge that OctoPlus' and/or Chienna's obligations under article 1.2 of the ACLA survive the termination of the ACLA and become part of OctoPlus' obligations under this Agreement.

7.    CONSIDERATION

7.1 The total consideration for (i) the transfer of the PolyActive Rights B to OctoPlus, (ii) the termination of IsoTis' license regarding the CHIENNA-Patents, currently set forth as PolyActive Rights A, (iii) the transfer of Future IP to OctoPlus and (iv) the transfer of the PolyActive Name and Trademarks to OctoPlus shall consist of an up-front payment and future royalty payments.

7.2 OctoPlus shall pay to IsoTis an up-front payment of EUR 1,250,000 (one million two hundred and fifty thousand euros) on or prior to the Effective Date.

7.3 OctoPlus shall pay to IsoTis a royalty of **** (****) of the milestone and royalty-payments received by OctoPlus on sales of **** ("ROYALTY PAYMENTS A") on a quarterly basis starting from the date of first commercial sale of ****.

7.4 OctoPlus shall pay to IsoTis a royalty of **** (****) of the milestone and royalty-payments received by OctoPlus on sales of **** ("ROYALTY PAYMENTS B"), on a quarterly basis starting from the date of first commercial sale of ****.

7.5 OctoPlus shall pay the Royalty Payments A and Royalty Payments B to IsoTis for sales achieved during the remaining life of the relevant patents listed in Annex 3.1 and Annex 3.2.

7.6 Payment of the consideration mentioned in this Article 7 by OctoPlus shall be made by transfer to the account of IsoTis Inc for the respective amounts on the respective payment dates as follows;
      PAY TO:                           ****
                                        ****
                                        ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ROUTING & TRANSIT #:                      ****
SWIFT CODE:                               ****
FOR THE CREDIT OF:                        IsoTis Inc.
FINAL CREDIT ACCOUNT #:                   ****
BY ORDER OF:                              NAME OF SENDER

8.    REPRESENTATIONS AND WARRANTIES

General

8.1 Each Party (i) is a corporation duly organized, validly existing and in good standing under the jurisdiction in which it is incorporated; (ii) has the corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and (iii) is in compliance with all requirements of applicable law, except to the extent that any non-compliance would not have a material adverse effect on the properties, business, financial or other condition of such party and would not materially adversely affect such Party's ability to perform its obligations under this Agreement.

8.2 Each Party (i) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and
      (ii) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

8.3 The execution and delivery of this Agreement and the performance of each Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations or any contractual obligation of such Party and (ii) do not conflict with, or constitute a default or require any consent under, any contractual obligation of such Party.

Transfer and assignment

8.4 IsoTis represents and warrants that it has the full and unencumbered ownership and the lawful right to transfer and assign the PolyActive Rights B as defined and listed in Annex 3.1 to OctoPlus.

8.5 IsoTis represents and warrants that any and all fees due in respect of the ISOTIS-Patents, currently set forth in Annex 3.1, including but not limited to annuity fees, have been validly paid up to and including the Effective Date.

8.6 IsoTis represents and warrants that it has the full and unencumbered ownership and the lawful right to transfer and assign the Future IP to OctoPlus.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.7 IsoTis represents and warrants that it has the full and unencumbered ownership and the lawful right to transfer and assign the PolyActive Name and Trademarks as defined and listed in Annex 3.3 to OctoPlus.

8.8 IsoTis represents and warrants that it has full and unencumbered ownership of the Device Master File.

8.9 IsoTis represents and warrants that it has full and unencumbered ownership of the Production Equipment, which representation and warranty shall be repeated at the time of transfer of the Production Equipment pursuant to
      Article 5.6.

8.10 To the best of IsoTis knowledge, no claim is pending or threatened, alleging that any rights regarding the PolyActive Technology owned or licensed to IsoTis are invalid or unenforceable by IsoTis, and, to the best of IsoTis' knowledge, there is no basis for any such claim, whether pending or threatened. Nothing herein contained shall be construed as a representation or warranty that the intellectual property rights transferred to OctoPlus by IsoTis under this Agreement (i.e. the PolyActive Rights B, the Future IP and the PolyActive Name and Trademarks) are valid and can be issued and/or maintained in all circumstances, or that use of such intellectual property rights is free from infringement or violations of any third party's rights.

8.11 IsoTis N.V. and IsoTis Inc. are jointly and severally liable for the performance of IsoTis under this Article 8.

IsoTis Licenses

8.12 Notwithstanding the above, nothing herein contained shall be construed as a representation or warranty that the rights for the use of which the IsoTis License B and the use of IsoTis License AB have been granted are valid and can be issued and/or maintained in all circumstances, or that use of the IsoTis License B Rights and the IsoTis License AB Rights is free from infringement or violations on any third party's rights.

8.13 OctoPlus warrants that it has the lawful right to grant the IsoTis License B and the IsoTis License AB.

8.14 In no event shall OctoPlus be liable for any incidental or consequential damages resulting from the exercise of the IsoTis License B or IsoTis License AB or the use of the IsoTis License B Rights, the IsoTis License AB Rights or the rights granted to IsoTis pursuant to Article 4.4.

8.15 In no event shall IsoTis be liable for any incidental or consequential damages resulting from

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      OctoPlus' exercise of the intellectual property rights transferred to OctoPlus by IsoTis under this Agreement (i.e. PolyActive Rights B and Future IP and the PolyActive Name and Trademarks).

9.    CONFIDENTIALITY

9.1 During as well as after the term of this Agreement, any information that shall have been communicated by either Party to the other in confidence or which by its nature ought to be regarded as confidential ("CONFIDENTIAL INFORMATION"), shall be treated by the receiving Party as confidential, unless and until the same is published by the communicating Party, or is contained in a published patent specification, or is in the public domain or generally known in the industry, or results from the normal performance of any rights under this Agreement (including but not limited to disclosure by sale of products), or in any other comparable circumstances, provided that the disclosure has in all cases been made bona fide.

9.2 The Parties shall impose on all third parties that are working with or for them which may have access to Confidential Information the same obligations as are imposed on the Parties pursuant to this Article.

10.   PENALTY ON MATERIAL BREACH

Each Party agrees to pay the other Party an immediately payable, non-reducible and non-offsetable penalty of **** (****) in respect of any material breach of the obligations referred to in Articles 5, 6, 7, 8 and/or 9, which material breach the breaching Party has failed to remedy within **** after service of a written notice requiring such remedy, without prejudice to the other Party's rights to full compensation for damage.

11.   TERM AND TERMINATION

11.1 This Agreement effectively replaces the ACLA and shall be effective as of 1 April 2007 (the "EFFECTIVE DATE") and shall continue in force until the duration of the last to expire of any of the rights licensed to IsoTis under this Agreement, adding the period of any extension of any of these rights.

11.2 In case of termination of the licenses granted to IsoTis under this Agreement, IsoTis shall no longer be entitled to market and sell materials under the rights licensed to it under this Agreement and will immediately refrain from further use and/or exploitation of these rights, in as far as such rights are still in force. IsoTis shall furthermore refrain from further use of any

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      technical information regarding the rights licensed to it and shall immediately return any and all such technical information in its possession or control to OctoPlus.

11.3 Termination or expiration of this Agreement shall not release either Party of obligations incurred prior thereto and/or any obligation which by its term or its nature is intended to remain in force after expiration.

11.4 Termination or expiration of this Agreement shall have no effect on the transfer and assignment of the PolyActive Rights B, the Future IP and the PolyActive Name and Trademarks as set out in Article 3.

12.   TRANSFER OF ISOTIS LICENSE RIGHTS

12.1 Notwithstanding the provision of Article 6, if, during the term of this Agreement, OctoPlus transfers any right, title interest in, or claims to any of the IsoTis License B Rights or the IsoTis License AB Rights to a third party or a subsidiary ("TRANSFEREE"), OctoPlus guarantees to IsoTis the substitution of Transferee in its place as a Party to this Agreement in connection with the transferred rights. In the event of transfer to a subsidiary, OctoPlus remains liable towards IsoTis for due compliance by the Transferee of the relevant obligations under this Agreement.

12.2 The substitution as referred to in Article 12.1 shall be effected by way of substitution of contract (contractsoverneming) in accordance with the applicable requirements of Dutch law (including but not limited to section 6:159 of the Dutch Civil Code).

13.   INDEMNITY

13.1 IsoTis Inc. and IsoTis N.V. shall jointly and severally indemnify, hold harmless and defend OctoPlus and Chienna, their respective directors, officers, employees, volunteers and agents against any and all claims (including but not limited to claims for bodily injury, death or property damage), suits, losses, damage, costs, fees, liability (including but not limited to product liability), penalties, fines, judgments and expenses (including court costs and attorneys' fees) that they may incur, suffer, become liable for, or that may be asserted or claimed against them as a result of the development, manufacture, sale, distribution and use of any service or product derived, in whole or in part, by the IsoTis or IsoTis' sub-licensees from any rights provided to IsoTis under IsoTis License B, IsoTis License AB and/or the right of first refusal set forth in Article 4.4, except to the extent arising from the willful misconduct or negligence of OctoPlus and Chienna seeking indemnification or its employees or agents.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.2 Promptly after receipt by OctoPlus and/or Chienna of a notice of the commencement of any action related to the rights granted to IsoTis in Articles 4.1, 4.2 and/or 4.4 (including any governmental action or investigation and actions against IsoTis or OctoPlus and/or Chienna) (a "THIRD PARTY CLAIM"), OctoPlus and/or Chienna will deliver to IsoTis a written notice of the commencement of a Third Party Claim. The failure to notify IsoTis within a reasonable time of a Third Party Claim will not affect OctoPlus' and/or Chienna's right to indemnification under this
      Article 13 if:

      a. OctoPlus and/or Chienna seeking indemnification does not know (and reasonably could not be expected to know) of the Third Party Claim or the facts on which it is based; or

      b.    IsoTis is not materially prejudiced as a result of the failure.

13.3  If OctoPlus and/or Chienna make a claim for indemnification under this
      Article 13, IsoTis shall be entitled to assume the defense of the Third Party Claim with counsel selected by IsoTis and reasonably satisfactory to OctoPlus and/or Chienna. IsoTis must obtain the prior written consent of OctoPlus and/or Chienna named as a party in the Third Party Claim (which will not be unreasonably withheld) for any settlement where as a result OctoPlus and/or Chienna reasonably could become subject to injunctive or other equitable relief or any remedy other than the payment of money by IsoTis. IsoTis may settle all other Third Party Claims in its discretion with a full release of OctoPlus and/or Chienna and no admission of criminal liability.

13.4 If IsoTis assumes the defense of a Third Party Claim, IsoTis will not be liable to OctoPlus and/or Chienna making the claim for indemnification for legal expenses subsequently incurred by OctoPlus and/or Chienna in connection with the defense of the Third Party Claim unless:

      a. IsoTis has failed to defend, contest or otherwise protest against the Third Party Claim in a timely manner; or

      b. a conflict of interest exists making separate representation of OctoPlus and/or Chienna necessary or appropriate.

13.5 If IsoTis assumes the defense, OctoPlus and/or Chienna will have the right to participate in the defense and employ counsel at its own expense separate from the counsel employed by IsoTis. IsoTis will be liable for the reasonable fees and expenses of counsel employed by OctoPlus and/or Chienna for any period during which IsoTis has not assumed the defense of the Third Party Claim and for any period in which a conflict of interest exists such that separate representation of OctoPlus and Chienna is necessary or appropriate. If IsoTis chooses to defend any Third Party Claim, the Parties to this Agreement shall cooperate in the defense or prosecution of the Third Party Claim.

13.6 The indemnification requirements of this Article 13 will survive the termination of this Agreement for as long as IsoTis is sub-licensing the rights licensed to it under this Agreement.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      IsoTis will ensure that any indemnification of OctoPlus and/or Chienna by a sub-licensee will survive the termination of the applicable sub-license agreement.

14.   MISCELLANEOUS

14.1 Any notice or other communication under or in connection with this Agreement shall be in writing and shall be delivered personally or sent by air mail prepaid recorded delivery or by facsimile to the Party due to receive the notice addressed to such Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

      If to OctoPlus:         OctoPlus N.V.
                              Attn. Mr. J.J.M. Holthuis
                              Zernikedreef 12
                              2333 CL Leiden

      with a copy to:         Loyens & Loeff N.V.
                              Attn. Ms. A.N. Krol
                              P.O. Box 2888
                              3000 CW Rotterdam

      If to Chienna:          Chienna B.V.
                              Attn. [INPUT OCTOPLUS]
                              Zernikedreef 12
                              2333 CL Leiden

      with a copy to:         Loyens & Loeff N.V.
                              Attn. Ms A.N. Krol
                              P.O. Box 2888
                              3000 CW Rotterdam

      If to IsoTis:           IsoTis Inc.
                              Attn. Pieter Wolters
                              2 Goodyear
                              Irvine, California 92618
                              USA

14.2 This Agreement and any agreements to be entered into pursuant to it constitute the entire agreement between the Parties and supersedes all prior agreements or understandings,

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      whether in writing or orally, between the Parties, unless explicitly otherwise agreed herein. No variation of this Agreement shall be valid or effective unless in writing and executed by each Party, unless explicitly agreed otherwise herein.

14.3 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement. Any such invalid or unenforceable provision shall be replaced or be deemed to be replaced by a provision that is considered to be valid and enforceable and which interpretation shall be as close as possible to the intent of the invalid or unenforceable provision.

14.4 No Party shall assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent will not unreasonably be withheld.

14.5 A Party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing Party's obligations herein shall resume.

14.6 Timing and contents of any press releases in connection with the Agreement will be mutually agreed by the Parties.

15.   APPLICABLE LAW / JURISDICTION

15.1 This Agreement and any agreements to be entered into pursuant to it shall in all respects be governed by and construed in accordance with the Laws of the Netherlands.

15.2 Any dispute arising out of or in connection to this Agreement shall be exclusively referred to and settled by the competent court in Amsterdam, the Netherlands.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF

This Agreement has been executed and signed in duplicate in Leiden on 24 April 2007.

                           - Signature page follows -

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

OCTOPLUS N.V.                        CHIENNA B.V.

/s/ Joost J.M. Holthuis              /s/ Joost J.M. Holthuis
--------------------------           --------------------------
Joost J.M. Holthuis                  Joost J.M. Holthuis
its: director                        its: director's director
date:                                date:

/s/ Hans C.H.L. Pauli                 /s/ Hans C.H.L. Pauli
---------------------------           ---------------------------
Hans C.H.L. Pauli                     Hans C.H.L. Pauli
its: director                         its: director's director
date:                                 date:


ISOTIS INC.                          ISOTIS N.V.

/s/ Pieter Wolters                   /s/ Pieter Wolters
---------------------------           ---------------------------
Pieter Wolters                       IsoTis SA, represented by Pieter Wolters
its: CEO                             its: director
date: Irvine CA                      date: Irvine CA
      April 24, 2007                       April 24, 2007

/s/ Rob Morocco                       /s/ Rob Morocco
---------------------------           ---------------------------
Rob Morocco                           IsoTis SA, represented by Rob Morocco
its: CFO                              its: director
date: April 24, 2007                  date: April 24, 2007

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 1.1  DEFINITIONS

ACLA                                                    Shall mean the Amended and Restated Assignment
                                                        and Cross License Agreement between IsoTis
                                                        and Chienna B.V. dated 6 May 2003.

Agreement                                               Shall mean this Transfer and License agreement,
                                                        including all Annexes hereto.

Annex                                                   Shall mean an annex to this Agreement.

Article                                                 Shall mean an article of this Agreement.

Chienna                                                 Shall mean Chienna B.V., having its corporate seat in
                                                        Bilthoven and its registered offices at
                                                        Zernikedreef 12 (2333 CL) Leiden, the Netherlands.

CHIENNA-Patents                                         Shall mean the patents and patent applications
                                                        defined and listed in Annex I(A) to the ACLA.

Confidential Information                                Shall have the meaning given to it in Article 9.1.

Device Master File                                      Shall mean the Food and Drug Administration (FDA)
                                                        Master File on PolyActive(TM) having formal FDA
                                                        number ****. The first FDA filing of MAF
                                                        PolyActive(TM) was done by IsoTis N.V. in February
                                                        2001 to the FDA Center for Devices and Radiological
                                                        Health of the FDA. An update and amendment thereof
                                                        was issued to the FDA by IsoTis N.V. in June 2006.

Effective Date                                          Shall have the meaning given to it in Article 11.1.

Future IP                                               Shall mean all developed intellectual property,
                                                        patents and patent applications regarding
                                                        the PolyActive Rights A and B.

IsoTis                                                  IsoTis Inc. and its related company IsoTis N.V..

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IsoTis Inc.                                             Shall mean IsoTis Inc., having its principle office
                                                        located at 2 Goodyear, Irvine, California, United
                                                        States of America.

IsoTis IP                                               Shall have the meaning given to it in Article 4.10

IsoTis N.V.                                             Shall mean IsoTis N.V., having its corporate seat in
                                                        Amsterdam and its registered offices at Professor
                                                        Bronkhorstlaan 10 D (3723 MB) Bilthoven.

IsoTis License AB                                       Shall have the meaning given to it in Article 4.2.

IsoTis License AB Rights                                Shall have the meaning given to it in Article 4.3.

IsoTis License B                                        Shall have the meaning given to it in Article 4.1.

IsoTis License B Rights                                 Shall have the meaning given to it in Article 4.3.

ISOTIS-Patents                                          Shall mean the patents and patent applications
                                                        defined and listed in Annex I(B) to the ACLA.

IsoTis SA                                               Shall mean IsoTis SA, having its principle office located at
                                                        1 Rue de Sebeillon, 1004 Lausanne, Switserland.

OctoPlus                                                Shall mean OctoPlus N.V., having its
                                                        registered offices at Zernikedreef 12 (2333
                                                        CL) Leiden, the Netherlands.

Orthopedic Field                                        Shall mean that part of the OctoPlus' patents
                                                        and patent application which relate to a
                                                        therapeutic application to the musculoskeletal
                                                        system, including bone, cartilage, joints,
                                                        related connective tissues, ligaments,
                                                        tendons and nerves.

Party                                                   Shall mean a party to this Agreement; "Parties" means every
                                                        Party.

PolyActive                                              Shall mean a biodegradable (amphiphilic) poly(ether-ester)
                                                        multiblock copolymer based on PEGT and PBT.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PolyActive Name and Trademarks                          Shall mean the name and trademark applications
                                                        and registrations as defined in Annex 3.3.

PolyActive Rights A                                     Shall mean the PolyActive Rights A as
                                                        defined and listed in Annex 3.2, consisting of
                                                        the CHIENNA-Patents but not including all
                                                        previously abandoned and/or transferred
                                                        patents and patent applications.

PolyActive Rights B                                     Shall mean the PolyActive Rights B as
                                                        defined and listed in Annex 3.1, consisting of
                                                        the ISOTIS-Patents but not including (1) all
                                                        previously abandoned and/or transferred
                                                        patents and patent applications; (2) ****
                                                        (****); and (3) ****(****).

PolyActive Technology                                   Shall mean a drug delivery system controlling the
                                                        release of biologically active molecules, which is
                                                        based on PolyActive. Products based on PolyActive
                                                        Technology can be used for both local and systemic
                                                        administration, and have applications in
                                                        pharmaceutics and medical technology.

Production Equipment                                    Shall mean the equipment of IsoTis, used for the
                                                        production of the PolyActive as set forth in Annex 5.6.

Royalty Payments A                                      Shall have the meaning given to it in Article 7.3.

Royalty Payments B                                      Shall have the meaning given to it in Article 7.4.

SPA                                                     Shall mean the Share Purchase Agreement
                                                        between IsoTis and OctoPlus regarding the
                                                        shares in the capital of Chienna B.V. dated 6 May 2003.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Third Party Claim                                       Shall have the meaning given to it in Article 13.2.

Transferee                                              Shall have the meaning given to it in Article 12.1.

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 2.4 LICENSE GRANTED UNDER THE ISOTIS-PATENTS

CellCoTec Agreement [separate document]

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 3.1  POLYACTIVE RIGHTS B

TITLE            PATENTS               PATENT APPLICATION - PUBLICATION NUMBER
****
                 ****

****
                 ****
                 ****

****
                 ****
                 ****
                 ****

****
                 ****
                 ****
                 ****

****
                 ****

****
                 ****
                 ****
                 ****

****
                 ****
                 ****

****
                 ****
                 ****
                 ****
                 ****

****
                 ****
                 ****

****                                   ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 3.2  POLYACTIVE RIGHTS A

                                            PATENT APPLICATION -
TITLE            PATENT NUMBER              PUBLICATION NUMBER
****             ****
                 ****
                                            ****
                                            ****
                                            ****

****             ****
                                            ****
                                            ****
                                            ****
                                            ****

****             ****
                                            ****
                                            ****
                                            ****
                                            ****

****             ****
                 ****
                 ****
                                            ****

****             ****
                 ****

****                                        ****
                 ****
                                            ****
                                            ****

****                                        ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 3.3  POLYACTIVE NAME AND TRADEMARKS

POLYACTIVE(R)

REGION/COUNTRY                             REG. NUMBER
--------------                             -----------
****                                          ****
****                                          ****
****                                          ****
****                                          ****
****                                          ****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 5.5  AMENDED AND RESTATED SUPPLY AGREEMENT BETWEEN ISOTIS AND CHIENNA

[separate document]

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX 5.6  PRODUCTION EQUIPMENT

                                        ISOTIS
APPARATUS                               APP. NR.
---------                               --------
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****
****
****
****
****
****

QC EQUIPMENT
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****
****                                    ****

PRODUCTION RELATED EQUIPMENT:
****
****
****
****

****Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.